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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report   March 30, 1999
              -----------------


                       CALIFORNIA BEACH RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)




California                            0-12226                    95-2693503
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(State or other jurisdiction        (Commission                (IRS Employer
Of incorporation or                 File Number)             Identification No.)
Organization)



         17383 Sunset Boulevard, Suite 140, Pacific Palisades, CA 90272
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                    (Address of principal executive offices)




Registrant's telephone number, including area code  (310) 459-9676
                                                  ------------------------------


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          (Former name or former address, if changed since last report)


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                       CALIFORNIA BEACH RESTAURANTS, INC.



Item 5.    Other Events
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           On March 30, 1999, California Beach Restaurants, Inc. (the
"Registrant") announced that it had completed a private offering of notes convertible into the Registrant's common stock, and tenant improvement and equipment financing. A copy of the press release issued by the Registrant in connection with the foregoing matters as well as related documents are filed with this report as exhibits.


Item 7.    Financial Statements and Exhibits.
           ----------------------------------

           a. Financial Statements of businesses acquired.
              --------------------------------------------

              None

           b. Pro forma financial information.
              --------------------------------

              None

           c. Exhibits.
              ---------

               Exhibit 10.68 - Note Purchase Agreement among the Registrant and certain other purchasers, dated as of March 30, 1999, including Exhibit A thereto, the 5% Convertible Subordinated Note Due March 30, 2003 (1)

               Exhibit 99 - Press release of California Beach Restaurants, Inc. dated March 30, 1999. (A)

               (1) Incorporated by reference to Amendment No. 1 to Schedule 13D filed with the Commission on April 16, 1999, on behalf of Alan Redhead.

               (A) FILED HEREWITH ELECTRONICALLY.


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               CALIFORNIA BEACH RESTAURANTS, INC. AND SUBSIDIARIES



                                  Signature(s)
                                  ------------


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 California Beach Restaurants, Inc. (Registrant)



Dated:  May 5, 1999                            By: /s/ Samuel E. Chilakos
                                                  -----------------------
                                                       Samuel E. Chilakos
                                                       Vice President, Finance
                                                       Chief Financial Officer